United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-23259

(Investment Company Act File Number)

Federated Hermes Adviser Series

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Hermes Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

Peter J. Germain, Esquire

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 12/31/21

Date of Reporting Period: 12/31/21

Item 1.	Reports to Stockholders
Annual Shareholder Report
December 31, 2021

Share Class | Ticker	A | QAMNX	Institutional | QQMNX

Federated Hermes MDT Market Neutral Fund
Successor to the Hancock Horizon Quantitative Long/Short Fund Established 2008

A Portfolio of Federated Hermes Adviser Series
Dear Valued Shareholder,
We are pleased to present the Annual Shareholder Report for your fund covering the period from January 1, 2021 through December 31, 2021. This report includes Management’s Discussion of Fund Performance, a complete listing of your fund’s holdings, performance information and financial statements along with other important fund information.
As a global leader in active, responsible investment management, Federated Hermes is guided by our conviction that responsible investing is the best way to create wealth over the long term. The company provides capabilities across a wide range of asset classes to investors around the world.
In addition, FederatedInvestors.com offers quick and easy access to valuable resources that include timely fund updates, economic and market insights from our investment strategists and financial planning tools. You can also access many of those insights by following us on Twitter (@FederatedHermes) and LinkedIn.
Thank you for investing with us. We hope you find this information useful and look forward to keeping you informed.
Sincerely,

J. Christopher Donahue, President

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

Management’s Discussion of Fund Performance (unaudited)
The total return of Federated Hermes MDT Market Neutral Fund (the “Fund”), based on net asset value, for the 12-month reporting period ended December 31, 2021, was 23.16% for Class A Shares and 22.90% for Institutional Shares. The total return of the ICE BofA 3-Month Treasury Bill Index (IBA3MT),1 the Fund’s non-equity-benchmark index, was 0.05% for the same period. The total return of the HFRX Equity Hedge Index (HFRXEHI)2 over that period was 12.14%. The Lipper Alternative Long/Short Equity Funds Average (LALSEFA)3 returned 13.71% during the same period. The Fund’s and LALSEFA’s total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and expenses, which were not reflected in the total return of the IBA3MT or the HFRXEHI.
The Fund is the successor to the Hancock Horizon Quantitative Long/Short Fund (the “Predecessor Fund”) pursuant to a reorganization (the “Reorganization”) involving the Fund and the Predecessor Fund that occurred on September 24, 2021. The Fund adopted the performance and accounting history of the Predecessor Fund, but the Predecessor Fund was managed by a different investment adviser pursuant to different investment strategies than the Fund. Federated MDTA LLC (the “Adviser”) managed the Fund’s investment operations from September 27, 2021 through December 31, 2021 (the “Adviser Inception Period”). Prior to September 27, 2021, the Fund’s performance is that of the Predecessor Fund.
During the reporting period, the Fund’s investment strategy focused on stock selection. Stock selection was the most significant factor affecting the Fund’s performance relative to the IBA3MT during the period.
The following discussion will focus on the performance of the Fund’s Institutional Shares relative to the IBA3MT.
Market Overview
During the reporting period, interest rates remained low, and the IBA3MT returned 0.05%. The domestic equity market remained strong, however, and the whole-market Russell 3000® Index (R3000)4 returned 25.66%. While all the subindexes within the R3000 had positive and substantial returns, large capitalization stocks outperformed smaller capitalization stocks5 as the market experienced the first serious inflation in many years and the Federal Reserve announced that it would begin the process of raising interest rates. Thus, the returns within the R3000 were ordered according to size during the reporting period: the mega-cap Russell Top 200® Index (RT200)6 returned 27.90%, the Russell Midcap® Index (RMCI)7 returned 22.58% and the small-cap Russell 2000® Index (R2000)8 returned 14.82%. In the prior year, growth stocks had far outstripped value stocks in every capitalization range, but in this year,
Annual Shareholder Report

growth outpaced value in only the mega-cap RT200 arena. Within the mid-cap and small-cap ranges, value stocks outpaced growth stocks by a substantial margin.
Interest rates remained low during the Adviser Inception Period, with the IBA3MT returning 0.01%. In the domestic equity market where the Fund selects its long and short equity holdings, the R3000 returned 5.75% during the Adviser Inception Period and was dominated by the larger capitalization stocks: the RT200 returned 7.22%, the RMCI returned 3.13% and the small-cap R2000 returned only 0.20%. The market’s preference for larger-cap stocks was evidence indicating that increasing inflation and the high likelihood of near-term interest rate increases were making the market more conservative (“risk-off”).
The second set of evidence of the “risk-off” mood of the market during the Adviser Inception Period was the aforementioned performance of different styles within the R3000. Only in the mega-cap RT200 did growth beat value, and most of that advantage was driven by just four very well-known names (Apple Inc., Tesla, Inc., NVIDIA Corporation and Microsoft Corporation). In all the generally riskier smaller-cap ranges, where prices are much more volatile, value was the better performing style.
STOCK SELECTION
During the period prior to the Reorganization, the Predecessor Fund outperformed relative to the IBA3MT. The Predecessor Fund maintained a net long exposure during a period when the R3000 returned 18.83%.
The Adviser assumed management of the Fund on September 27, 2021 and spent one week transitioning from the Predecessor Fund’s long holdings (the short holdings had already been liquidated by the previous adviser) to its own long-short market neutral strategy. This transition was completed by close of business on October 1, 2021.
During the Adviser Inception Period, stock selection on the short side of the portfolio was the biggest contributor to the Fund’s performance relative to the IBA3MT. 9 The Fund looked for stocks on the short side with specific combinations of fundamental and technical factors that internal research has shown to predict underperformance relative to the R3000, the equity universe from which the Fund selects its long and short holdings. 10 The majority of the outperformance on the short side of the portfolio came from shorting stocks that underperformed the R3000 and that had all three of the following characteristics: significant need for incremental debt or equity financing, negative analyst conviction and prices not near 52-week highs. There was additional outperformance on the short side from a net short of, and strong stock selection among, stocks with weak quality characteristics and without strong recent returns.
Annual Shareholder Report

Sector-wise, the Fund strives to maintain minimal net exposure to each sector to avoid macroeconomic shocks that often affect sectors differently. At the end of the reporting period, the Fund had only one sector exposure greater than 2%, a net long exposure of 2.4% to the Information Technology sector. Favorable stock selection in the Information Technology, Health Care and Consumer Discretionary sectors contributed most to Fund performance versus the IBA3MT.
Individual stocks enhancing the Fund’s performance included weak performers held short (Stoneco Limited (Class A), Peloton Interactive, Inc. (Class A), DraftKings, Inc. (Class A) and Coupa Software, Inc.) and one strong performer held long, Cloudflare, Inc. (Class A). Individual stocks detracting from the Fund’s performance included weak performers held long, Upstart Holdings, Inc., Veeva Systems Inc. (Class A) and Sprout Social, Inc. (Class A).

Please see the footnotes to the line graphs below for definitions of, and further information about, the IBA3MT.

Please see the footnotes to the line graphs below for definitions of, and further information about, the HFRXEHI.
3
Please see the footnotes to the line graphs below for definitions of, and further information about, the Lipper peer group.
4
The R3000 measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The R3000 is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected.*
5
Small-cap stocks may be less liquid and subject to greater price volatility than large-cap stocks.
6
The RT200 measures the performance of the largest-cap segment of the U.S. equity universe. The RT200 is a subset of the Russell 3000® Index. It includes approximately 200 of the largest securities based on a combination of their market cap and current index membership and represents approximately 70% of the U.S. market. The RT200 is constructed to provide a comprehensive and unbiased barometer for this very large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.*
7
The RMCI measures the performance of the mid-cap segment of the U.S. equity universe. The RMCI is a subset of the Russell 3000® Index (as well as a subset of the Russell 1000® Index). It includes approximately 800 securities which, based on a combination of their market cap and current index membership, followed the 200 securities that were chosen for the Russell Top 200 Index. As of December 31, 2021, the RMCI represents approximately 24% of the total market capitalization of the Russell 3000® companies. The RMCI is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The RMCI is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set.*
8
The R2000 measures the performance of the small-cap segment of the U.S. equity universe. The R2000 is a subset of the Russell 3000® Index representing approximately 6% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The R2000 is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.*
9
The Fund may make short sales of securities, which involves unlimited risk including the possibility that losses may exceed the original amount invested.
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10
The quantitative models and analysis used by the Fund may perform differently than expected and negatively affect Fund performance. There is no guarantee that the use of long and short positions will succeed in limiting the Fund’s exposure to domestic stock market movements, capitalization, sector-swings or other risk factors.
*
The index is unmanaged, and it is not possible to invest directly in an index.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Hermes MDT Market Neutral Fund (the “Fund”) from December 31, 2011 to December 31, 2021, compared to the ICE BofA 3-Month Treasury Bill Index (IBA3MT),2 HFRX Equity Hedge Index (HFRXEHI),3 and the Lipper Alternative Long/Short Equity Funds Average (LALSEFA).4 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of December 31, 20215

■ Total returns shown for the Class A Shares include the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).
Average Annual Total Returns for the Year Ended 12/31/20215
(returns reflect all applicable sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	16.37%	4.75%	6.74%
Institutional Shares	22.90%	6.03%	7.51%
IBA3MT	0.05%	1.14%	0.63%
HFRXEHI	12.14%	5.29%	4.10%
LALSEFA	13.71%	7.07%	6.25%
Annual Shareholder Report

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1
Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions. The IBA3MT, HRFXEHI and the LALSEFA have been adjusted to reflect reinvestment of dividends of securities.
2
The IBA3MT Is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To quality for selection, an issue must have settled on or before the month-end rebalancing date. The IBA3MT is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3
HFRX - Equity Hedge strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity Hedge managers would typically maintain at least 50%, and may in some cases be substantially entirely invested in equities, both long and short. Hedge Fund Research, Inc. (HFR) utilizes a UCITSIII compliant methodology to construct the HFRX Hedge Fund Indices. The methodology is based on defined and predetermined rules and objective criteria to select and rebalance components to maximize representation of the Hedge Fund Universe. HFRX Indices utilize state-of-the-art quantitative techniques and analysis; multi-level screening, cluster analysis, Monte-Carlo simulations and optimization techniques ensure that each Index is a pure representation of its corresponding investment focus. The HRFXEHI is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
Annual Shareholder Report

4
Lipper figures represent the average of the total returns reported by all funds designated by Lipper, Inc., as falling into the respective category and are not adjusted to reflect any sales charges. The Lipper figures in the Growth of $10,000 line graph are based on historical return information published by Lipper and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Lipper as falling into the category can change over time, the Lipper figures in the line graph may not match the Lipper figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
5
The Fund is the successor to the Hancock Horizon Quantitative Long/Short Fund (the “Predecessor Fund”) pursuant to a reorganization involving the Fund and the Predecessor Fund that occurred on September 24, 2021. The Predecessor Fund is both the tax and accounting survivor of the reorganization. Prior to the date of the reorganization, the Fund had no investment operations. Accordingly, the performance information for periods prior to the reorganization (the Fund’s commencement of operations) is historical information for the Predecessor Fund. The Predecessor Fund pursued different investment strategies than the Fund, so the performance of the Fund is likely to differ after the reorganization.
Annual Shareholder Report

Portfolio of Investments Summary Tables (unaudited)
At December 31, 2021, the Fund’s portfolio composition was as follows:
Percentage of Total Net Assets
Securities Sold Short	(82.5)%
Common Stocks	87.2%
Cash Equivalents[1]	3.4%
Collateral on Deposit for Securities Sold Short	84.7%
Other Assets and Liabilities—Net[2]	7.2%
TOTAL	100%
At December 31, 2021, the Fund’s sector composition3 for its short positions was as follows:
Sector Composition	Percentage of Total Securities Sold Short
Information Technology	27.1%
Health Care	19.2%
Consumer Discretionary	13.1%
Industrials	11.6%
Financials	7.7%
Real Estate	5.0%
Materials	4.4%
Communication Services	4.0%
Consumer Staples	3.6%
Energy	3.1%
Utilities	1.2%
TOTAL	100%

1	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
2	Assets, other than investments in securities, securities sold short and collateral on deposit for securities sold short, less liabilities. See Statement of Assets and Liabilities.
3
Sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the
Adviser does not have access to the classification made by the GICS.

Annual Shareholder Report

Portfolio of Investments
December 31, 2021
Shares			Value
		COMMON STOCKS— 87.2%
		Communication Services— 4.8%
9,426		Activision Blizzard, Inc.	$ 627,112
3,760	[1]	AMC Entertainment Holdings, Inc.	102,272
69,850	[1]	Cars.com, Inc.	1,123,887
7,271	[1]	Discovery, Inc., Class A	171,159
716		Electronic Arts, Inc.	94,440
2,829	[1]	EverQuote, Inc.	44,302
1,303	[1]	IAC/InteraActiveCorp.	170,315
496	[1]	Netflix, Inc.	298,810
4,784		News Corp., Inc., Class A	106,731
4,458	[1]	Pinterest, Inc.	162,048
26,058		ViacomCBS, Inc., Class B	786,431
16,232	[1]	Yelp, Inc.	588,248
		TOTAL	4,275,755
		Consumer Discretionary— 11.3%
1,403	[1]	Academy Sports and Outdoors, Inc.	61,592
11,768		Camping World Holdings, Inc.	475,427
210	[1]	Chipotle Mexican Grill, Inc.	367,132
1,401	[1]	CROCs, Inc.	179,636
1,711		Dick’s Sporting Goods, Inc.	196,748
1,166		Domino’s Pizza, Inc.	658,009
343	[1]	DoorDash, Inc.	51,073
2,781	[1]	Expedia Group, Inc.	502,582
1,045	[1]	Floor & Decor Holdings, Inc.	135,860
17,048		Ford Motor Co.	354,087
8,826	[1]	Funko, Inc.	165,929
17,175	[1]	G-III Apparel Group Ltd.	474,717
3,713	[1]	Goodyear Tire & Rubber Co.	79,161
1,336		Installed Building Products, Inc.	186,666
1,049		International Game Technology PLC	30,326
4,436	[1]	iRobot Corp.	292,244
2,353		Jack in the Box, Inc.	205,840
906	[1]	Lovesac Co./The	60,031
677	[1]	Lululemon Athletica, Inc.	265,012
21,737		Macy’s, Inc.	569,075
3,506	[1]	Penn National Gaming, Inc.	181,786
18,413	[1]	PlayAGS, Inc.	125,024
1,524	[1]	Red Rock Resorts, Inc.	83,835
2,445	[1]	Revolve Group, Inc.	137,018
2,796	[1]	Scientific Games Corp.	186,857
7,398	[1]	SeaWorld Entertainment, Inc.	479,834
Annual Shareholder Report

Shares			Value
		COMMON STOCKS— continued
		Consumer Discretionary— continued
4,145		Shutterstock, Inc.	$ 459,598
856	[1]	Skyline Corp.	67,607
18,016	[1]	Sonos, Inc.	536,877
21,423	[1]	Stitch Fix, Inc.	405,323
1,596		Target Corp.	369,378
3,295	[1]	Vista Outdoor, Inc.	151,801
4,846		Wingstop, Inc.	837,389
7,214	[1]	YETI Holdings, Inc.	597,536
		TOTAL	9,931,010
		Consumer Staples— 2.2%
2,174	[1]	BJ’s Wholesale Club Holdings, Inc.	145,593
1,697		Costco Wholesale Corp.	963,387
6,298		Energizer Holdings, Inc.	252,550
4,566		Nu Skin Enterprises, Inc., Class A	231,724
7,711	[1]	Sprouts Farmers Market, Inc.	228,862
1,720	[1]	United Natural Foods, Inc.	84,418
		TOTAL	1,906,534
		Energy— 3.8%
22,731	[1]	CONSOL Energy, Inc.	516,221
37,459		Marathon Oil Corp.	615,077
13,292		Marathon Petroleum Corp.	850,555
1,153	[1]	Nabors Industries Ltd.	93,497
29,602	[1]	Oceaneering International, Inc.	334,798
32,027	[1]	Peabody Energy Corp.	322,512
25,124	[1]	Propetro Holding Corp.	203,504
14,053	[1]	Ranger Oil Corp.	378,307
1,175		Targa Resources, Inc.	61,382
		TOTAL	3,375,853
		Financials— 7.7%
2,860		Artisan Partners Asset Management, Inc.	136,250
1,809		Axis Capital Holdings Ltd.	98,536
6,862	[1]	Brighthouse Financial, Inc.	355,452
19,134		Carlyle Group LP/The	1,050,457
4,206		Chimera Investment Corp.	63,426
3,194	[1]	Green Dot Corp.	115,751
2,385		Houlihan Lokey, Inc.	246,895
4,916		Interactive Brokers Group, Inc., Class A	390,429
3,348		Moelis & Co.	209,284
2,670		MSCI, Inc., Class A	1,635,882
4,603		Pennymac Financial Services, Inc.	321,197
7,853		ProAssurance Corp.	198,681
5,547	[1]	Rocket Companies, Inc.	77,658
2,972		Selective Insurance Group, Inc.	243,526
420		Signature Bank	135,857
Annual Shareholder Report

Shares			Value
		COMMON STOCKS— continued
		Financials— continued
670	[1]	Silvergate Capital Corp.	$ 99,294
12,098		Tradeweb Markets, Inc.	1,211,494
5,833		Virtu Financial, Inc.	168,165
		TOTAL	6,758,234
		Health Care— 17.2%
2,532		AbbVie, Inc.	342,833
7,617	[1]	Acadia Pharmaceuticals, Inc.	177,781
18,752	[1]	Akebia Therapeutics, Inc.	42,379
197	[1]	Align Technology, Inc.	129,464
1,737	[1]	Alnylam Pharmaceuticals, Inc.	294,560
518	[1]	Amedisys, Inc.	83,854
146		Amgen, Inc.	32,846
11,036	[1]	AnaptysBio, Inc.	383,501
2,967	[1]	Arcus Biosciences, Inc.	120,074
12,377	[1]	Avantor, Inc.	521,567
4,880	[1]	Biogen, Inc.	1,170,810
2,552	[1]	Biohaven Pharmaceutical Holding Co. Ltd.	351,691
1,633		Bruker Corp.	137,025
32,144	[1]	Community Health Systems, Inc.	427,837
5,225	[1]	Cue Biopharma, Inc.	59,095
1,986	[1]	Denali Therapeutics, Inc.	88,576
733	[1]	Dexcom, Inc.	393,584
3,006	[1]	Envista Holdings Corp.	135,450
1,540		Gilead Sciences, Inc.	111,819
85	[1]	IDEXX Laboratories, Inc.	55,969
1,821	[1]	Inari Medical, Inc.	166,203
7,615	[1]	Incyte Genomics, Inc.	558,941
5,544	[1]	Intellia Therapeutics, Inc.	655,523
3,685	[1]	IQVIA Holdings, Inc.	1,039,686
1,202	[1]	Karuna Therapeutics, Inc.	157,462
576	[1]	Krystal Biotech, Inc.	40,291
3,135	[1]	Maravai LifeSciences Holdings, Inc.	131,356
6,509	[1]	Myriad Genetics, Inc.	179,648
1,791	[1]	Neurocrine Biosciences, Inc.	152,539
9,184	[1]	Organogenesis Holdings, Inc.	84,860
2,151	[1]	Orthofix Medical, Inc.	66,875
2,440	[1]	Pacira BioSciences, Inc.	146,815
6,402	[1]	Progyny, Inc.	322,341
19,956	[1]	Puma Biotechnology, Inc.	60,666
9,781	[1]	SAGE Therapeutics, Inc.	416,084
5,619	[1]	Shockwave Medical, Inc.	1,002,036
6,863	[1]	Tandem Diabetes Care, Inc.	1,033,019
2,635	[1]	TransMedics Group, Inc.	50,487
1,389	[1]	United Therapeutics Corp.	300,135
Annual Shareholder Report

Shares			Value
		COMMON STOCKS— continued
		Health Care— continued
5,223	[1]	Veeva Systems, Inc.	$ 1,334,372
5,920	[1]	Vertex Pharmaceuticals, Inc.	1,300,032
2,032	[1]	Xencor, Inc.	81,524
3,120		Zoetis, Inc.	761,374
		TOTAL	15,102,984
		Industrials— 9.0%
1,926	[1]	AAR Corp.	75,172
1,029		AGCO Corp.	119,385
2,278	[1]	Alaska Air Group, Inc.	118,684
1,605		Allegion PLC	212,566
9,495		Apogee Enterprises, Inc.	457,184
21,704	[1]	Astronics Corp.	260,448
1,804	[1]	Atkore, Inc.	200,587
2,509	[1]	Atlas Air Worldwide Holdings, Inc.	236,147
12,912	[1]	BlueLinx Holdings, Inc.	1,236,453
526		C.H. Robinson Worldwide, Inc.	56,613
17,582	[1]	CIRCOR International, Inc.	477,879
6,777	[1]	DXP Enterprises, Inc.	173,966
3,901		Ennis, Inc.	76,186
2,043	[1]	Generac Holdings, Inc.	718,972
1,351		Insperity, Inc.	159,567
457		Landstar System, Inc.	81,812
2,617		Manpower, Inc.	254,713
3,690		Otis Worldwide Corp.	321,288
19,944		Pitney Bowes, Inc.	132,229
6,038	[1]	Proto Labs, Inc.	310,051
4,754		Ryder System, Inc.	391,872
213	[1]	Siteone Landscape Supply, Inc.	51,606
633	[1]	Southwest Airlines Co.	27,118
1,652	[1]	TPI Composites, Inc.	24,714
4,708		TransUnion	558,275
2,367	[1]	TriNet Group, Inc.	225,480
18,580	[1]	Triumph Group, Inc.	344,287
2,443	[1]	Upwork, Inc.	83,453
1,309	[1]	Willscot Corp.	53,460
6,086	[1]	XPO Logistics, Inc.	471,239
		TOTAL	7,911,406
		Information Technology— 24.8%
27,233	[1]	3D Systems Corp.	586,599
2,358	[1]	Advanced Micro Devices, Inc.	339,316
1,259		Alliance Data Systems Corp.	83,812
2,310	[1]	Ambarella, Inc.	468,676
5,908	[1]	Arista Networks, Inc.	849,275
1,773	[1]	Arrow Electronics, Inc.	238,061
Annual Shareholder Report

Shares			Value
		COMMON STOCKS— continued
		Information Technology— continued
3,246	[1]	Asana, Inc.	$ 241,989
4,044	[1]	Atlassian Corp. PLC	1,541,937
7,216		Avnet, Inc.	297,516
1,452	[1]	Blackbaud, Inc.	114,679
11,849	[1]	Commvault Systems, Inc.	816,633
2,198	[1]	Crowdstrike Holdings, Inc.	450,040
12,395	[1]	Datadog, Inc.	2,207,673
455	[1]	Dell Technologies, Inc.	25,557
5,486	[1]	Domo, Inc.	272,106
17,035	[1]	Dropbox, Inc.	418,039
12,589	[1]	Dynatrace Holdings LLC	759,746
719	[1]	Enphase Energy, Inc.	131,534
2,115	[1]	EPAM Systems, Inc.	1,413,772
1,965	[1]	Fortinet, Inc.	706,221
2,493	[1]	HubSpot, Inc.	1,643,261
3,370	[1]	MA-COM Technology Solutions Holdings, Inc.	263,871
5,491	[1]	ON Semiconductor Corp.	372,949
258	[1]	Palo Alto Networks, Inc.	143,644
660	[1]	Paycom Software, Inc.	274,025
2,873	[1]	Paylocity Corp.	678,488
7,592	[1]	Plantronics, Inc.	222,749
42,422	[1]	Pure Storage, Inc.	1,380,836
1,631	[1]	Qualys, Inc.	223,806
3,869	[1]	Rapid7, Inc.	455,343
2,823	[1]	Snowflake, Inc.	956,291
6,813	[1]	Sprout Social, Inc.	617,871
1,549	[1]	StoneCo Ltd.	26,116
11,399	[1]	SunPower Corp.	237,897
1,139	[1]	Varonis Systems, Inc.	55,560
2,064	[1]	Workday, Inc.	563,844
3,674	[1]	Workiva, Inc.	479,420
3,796	[1]	Zscaler, Inc.	1,219,769
		TOTAL	21,778,921
		Materials— 2.9%
2,139		Alcoa Corp.	127,442
22,084	[1]	Allegheny Technologies, Inc.	351,798
12,876	[1]	Berry Global Group, Inc.	949,991
25,590		Chemours Co./The	858,801
2,810	[1]	Koppers Holdings, Inc.	87,953
1,001		Reliance Steel & Aluminum Co.	162,382
		TOTAL	2,538,367
		Real Estate— 3.5%
3,247		Apartment Income REIT Corp.	177,513
601		Extra Space Storage, Inc.	136,265
Annual Shareholder Report

Shares		Value
	COMMON STOCKS— continued
	Real Estate— continued
11,701	Gaming and Leisure Properties, Inc.	$ 569,371
14,018	Macerich Co. (The)	242,231
8,930	National Storage Affiliates Trust	617,956
9,141	Rexford Industrial Realty, Inc.	741,426
1,279	SBA Communications Corp.	497,557
972	SL Green Realty Corp.	69,692
	TOTAL	3,052,011
	TOTAL COMMON STOCKS (IDENTIFIED COST $73,023,221)	76,631,075
	INVESTMENT COMPANY— 3.5%
3,036,673	Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares, 0.05%[2] (IDENTIFIED COST $3,036,888)	3,036,673
	TOTAL INVESTMENT IN SECURITIES—90.7% (IDENTIFIED COST $76,060,109)[3]	79,667,748
	OTHER ASSETS AND LIABILITIES - NET—9.3%[4]	8,196,244
	TOTAL NET ASSETS—100%	$87,863,992
SECURITIES SOLD SHORT—(82.6)%
Shares			Value
		Communication Services— (3.3)%
2,000		ATN International, Inc.	$ 79,900
3,733		Bandwidth, Inc.	267,880
6,832		Cardlytics, Inc.	451,527
4,098	[1]	Cinemark Holdings, Inc.	66,060
23,706		E.W. Scripps Co.	458,711
1,746		Madison Square Garden Entertainment Corp.	122,814
448		Match Group, Inc.	59,248
11,194		Sinclair Broadcast Group, Inc.	295,857
3,135		Tegna, Inc.	58,185
3,435		T-Mobile USA, Inc.	398,391
36,953		Vimeo Holdings, Inc.	663,676
		TOTAL	2,922,249
		Consumer Discretionary— (10.8)%
272		Amazon.com, Inc.	906,940
2,685	[1]	Callaway Golf Co.	73,676
911		Carvana Co.	211,161
23,615		Chegg, Inc.	724,980
19,518		Coursera, Inc.	477,020
2,855		Dollar Tree, Inc.	401,185
27,962		DraftKings, Inc.	768,116
3,270		GrowGeneration Corp.	42,674
3,438		Guess ?, Inc.	81,412
Annual Shareholder Report

Shares			Value
		Consumer Discretionary— continued
58,328	[1]	Las Vegas Sands Corp.	$ 2,195,466
663		Lithia Motors, Inc.	196,878
2,645		Nike, Inc., Class B	440,842
1,672		Ollie’s Bargain Outlet Holding, Inc.	85,590
14,126		Peloton Interactive, Inc.	505,146
8,803		QuantumScape Corp.	195,339
15,193	[1]	Royal Caribbean Cruises, Ltd.	1,168,342
1,546		Shake Shack, Inc.	111,559
9,479		The RealReal, Inc.	110,051
24,942		Vroom, Inc.	269,124
6,182	[1]	Wynn Resorts Ltd.	525,717
		TOTAL	9,491,218
		Consumer Staples— (3.0)%
2,108		Freshpet, Inc.	200,829
10,570		Grocery Outlet Holding Corp.	298,919
7,128		Kimberly-Clark Corp.	1,018,734
13,686		Lamb Weston Holdings, Inc.	867,419
2,214		Philip Morris International, Inc.	210,330
		TOTAL	2,596,231
		Energy— (2.6)%
6,554		Brigham Minerals, Inc.	138,224
1,367		Chesapeake Energy Corp.	88,199
24,026	[1]	CNX Resources Corp.	330,357
6,880	[1]	Delek US Holdings, Inc.	103,131
31,057		Equitrans Midstream Corp.	321,129
6,297	[1]	Green Plains, Inc.	218,884
13,964	[1]	Liberty Oilfield Services, Inc.	135,451
13,915		Murphy Oil Corp.	363,321
13,494		New Fortress Energy, Inc.	325,745
6,124		Renewable Energy Group, Inc.	259,903
		TOTAL	2,284,344
		Financials— (6.3)%
3,260		American Financial Group, Inc.	447,663
4,452		Ameris Bancorp	221,175
10,328		Assured Guaranty Ltd.	518,466
5,759		Berkshire Hathaway, Inc., Class B	1,721,941
21,605		BGC Partners, Inc., Class A	100,463
6,316		Cannae Holdings, Inc.	222,007
1,277		Charles Schwab Corp.	107,396
2,002		Erie Indemnity Co.	385,705
6,338		GoHealth, Inc.	24,021
2,175		Goosehead Insurance, Inc.	282,924
2,025		JPMorgan Chase & Co.	320,659
2,850		Open Lending	64,068
1,207		Palomar Holdings, Inc.	78,177
Annual Shareholder Report

Shares		Value
	Financials— continued
479	PNC Financial Services Group	$ 96,049
372	Principal Financial Group, Inc.	26,907
1,444	Progressive Corp., OH	148,227
19,787	Redwood Trust, Inc.	260,991
7,850	SelectQuote, Inc.	71,121
4,709	Sterling Bancorp	121,445
4,107	StoneX Group, Inc.	251,554
524	Upstart Holdings, Inc.	79,281
	TOTAL	5,550,240
	Health Care— (15.9)%
2,413	10X Genomics, Inc.	359,441
6,178	1Life Healthcare, Inc.	108,547
3,533	Accolade, Inc.	93,130
34,016	AdaptHealth Corp.	832,031
3,273	Adaptive Biotechnologies Corp.	91,840
11,700	Aerie Pharmaceuticals, Inc.	82,134
34,873	agilon health, Inc.	941,571
8,865	Alignment Healthcare, Inc.	124,642
5,823	Allogene Therapeutics, Inc.	86,879
8,448	Amicus Therapeutics, Inc.	97,574
5,195	Apellis Pharmaceuticals, Inc.	245,620
3,214	Arcturus Therapeutics Holdings, Inc.	118,950
2,973	Berkeley Lights, Inc.	54,049
1,193	BioAtla, Inc.	23,419
7,321	CareDx, Inc.	332,959
4,868	ChemoCentryx, Inc.	177,244
3,968	Coherus Biosciences, Inc.	63,329
4,649	Cryoport, Inc.	275,081
11,324	Elanco Animal Health, Inc.	321,375
4,252	Exact Sciences Corp.	330,933
5,665	Glaukos Corp.	251,753
8,172	Global Blood Therapeutics, Inc.	239,194
14,880	Guardant Health, Inc.	1,488,298
14,972	Harmony Biosciences Holdings, Inc.	638,406
10,712	Heron Therapeutics, Inc.	97,801
6,143	Insmed, Inc.	167,335
11,603	Invitae Corp.	177,178
6,246	Iovance Biotherapeutics, Inc.	119,236
1,950	iRhythm Technologies, Inc.	229,496
14,869	Karyopharm Therapeutics, Inc.	95,608
3,085	Kodiak Sciences, Inc.	261,546
1,938	Kymera Therapeutics, Inc.	123,044
2,161	Livanova PLC	188,936
1,030	Mirati Therapeutics, Inc.	151,091
10,724	Nektar Therapeutics	144,881
Annual Shareholder Report

Shares			Value
		Health Care— continued
2,998		NeoGenomics, Inc.	$ 102,292
22,960		Oak Street Health, Inc.	760,894
10,068		Outset Medical, Inc.	464,034
1,074		PetIQ, Inc.	24,391
13,499		PTC Therapeutics, Inc.	537,665
6,058		Pulmonx Corp.	194,280
3,706		Reata Pharmaceuticals, Inc.	97,727
8,645		REGENXBIO, Inc.	282,692
3,554		Sana Biotechnology, Inc.	55,016
2,767		Schrodinger, Inc.	96,375
14,894		Teladoc, Inc.	1,367,567
2,380		Ultragenyx Pharmaceutical, Inc.	200,134
1,749		Universal Health Services, Inc., Class B	226,775
4,967		Vapotherm, Inc.	102,867
8,163		Viatris, Inc.	110,445
3,012		Vir Biotechnology, Inc.	126,112
7,135		Xbiotech, Inc.	79,413
		TOTAL	13,963,230
		Industrials— (9.5)%
41,147		Air Lease Corp.	1,819,932
2,711		Arcosa, Inc.	142,870
14,440		Array Technologies, Inc.	226,564
1,394		BWX Technologies, Inc.	66,745
65,393		Clarivate PLC	1,538,043
155		Eaton Corp. PLC	26,787
35,324	[1]	Fluor Corp.	874,975
4,062		Heartland Express, Inc.	68,323
5,054		Hydrofarm Holdings Group, Inc.	142,978
3,253	[1]	Kirby Corp.	193,293
689		Spirit AeroSystems Holdings, Inc., Class A	29,689
6,969		Stericycle, Inc.	415,631
18,694		SunRun, Inc.	641,204
44,616		Uber Technologies, Inc.	1,870,749
7,572		United Airlines Holdings, Inc.	331,502
		TOTAL	8,389,285
		Information Technology— (22.4)%
3,088		8x8, Inc.	51,755
12,830		Alteryx, Inc.	776,215
2,778		Anaplan, Inc.	127,371
1,976		Appian Corp.	128,855
2,357	[1]	Autodesk, Inc.	662,765
21,136		BigCommerce Holdings, Inc.	747,580
8,610		Black Knight, Inc.	713,683
334		Block, Inc.	53,944
10,740		C3.AI, Inc.	335,625
Annual Shareholder Report

Shares			Value
		Information Technology— continued
2,158		Ciena Corp.	$ 166,101
17,004		Citrix Systems, Inc.	1,608,408
6,192		Coupa Software, Inc.	978,646
5,108		Digital Turbine, Inc.	311,537
9,050		DocuSign, Inc.	1,378,406
20,466		Fastly, Inc.	725,520
587		Five9, Inc.	80,607
1,317		IBM Corp.	176,030
1,493		Itron, Inc.	102,300
146		Mastercard, Inc.	52,461
3,584		Okta, Inc.	803,425
16,943		Palantir Technologies, Inc.	308,532
5,216		Par Technology Corp.	275,248
8,464		Ping Identity Holding Corp.	193,656
6,398		Q2 Holdings, Inc.	508,257
6,347		Riot Blockchain, Inc.	141,729
9,500		Shift4 Payments, Inc.	550,335
359		Silicon Laboratories, Inc.	74,105
10,627		Splunk, Inc.	1,229,757
13,603		Sumo Logic, Inc.	184,457
861		Trade Desk, Inc./The	78,902
8,083		Twilio, Inc.	2,128,577
44,705		Veeco Instruments, Inc.	1,272,751
11,815		ViaSat, Inc.	526,240
708		VMware, Inc., Class A	82,043
3,864		Wix.com Ltd.	609,701
9,230		Wolfspeed, Inc.	1,031,637
32,885		Yext, Inc.	326,219
1,768		Zendesk, Inc.	184,385
		TOTAL	19,687,765
		Materials— (3.6)%
3,756		Carpenter Technology Corp.	109,638
14,041	[1]	Cleveland-Cliffs, Inc.	305,673
5,888		Freeport-McMoRan, Inc.	245,706
1,579		International Flavors & Fragrances, Inc.	237,876
7,519		MP Materials Corp.	341,513
43,693		NOVAGOLD Resources, Inc.	299,734
4,396		PPG Industries, Inc.	758,046
3,435		Quaker Chemical Corp.	792,729
688		RPM International, Inc.	69,488
		TOTAL	3,160,403
		Real Estate— (4.2)%
26,806		Americold Realty Trust	878,969
8,966		Howard Hughes Corp.	912,559
9,296		Opendoor Technologies, Inc.	135,815
Annual Shareholder Report

Shares			Value
		Real Estate— continued
13,831		Redfin Corp.	$ 530,972
4,936	[1]	Ryman Hospitality Properties	453,914
11,989		Zillow Group, Inc.	745,956
		TOTAL	3,658,185
		Utilities— (1.0)%
1,800		Consolidated Edison Co.	153,576
1,194		Dominion Energy, Inc.	93,801
1,562		Duke Energy Corp.	163,854
3,726		Pinnacle West Capital Corp.	263,018
2,550		Sunnova Energy International Inc.	71,196
4,947		Vistra Corp.	112,643
		TOTAL	858,088
		Total Securities Sold Short (PROCEEDS $78,651,443)	$72,561,238
Annual Shareholder Report

An affiliated company is a company in which the Fund, alone or in combination with other Federated Hermes funds, has ownership of at least 5% of the voting shares. Transactions with affiliated companies during the period ended December 31, 2021, were as follows:
Affiliated	Value as of 12/31/2020	Purchases at Cost	Proceeds from Sales
Health Care:
AnaptysBio, Inc.	$—	$294,121	$—
Information Technology:
Domo, Inc.	$—	$452,280	$—
TOTAL OF AFFILIATED COMPANIES TRANSACTIONS	$—	$746,401	$—
Annual Shareholder Report

Change in Unrealized Appreciation/ Depreciation	Net Realized Gain/ (Loss)	Value as of 12/31/2021	Shares Held as of 12/31/2021	Dividend Income

$89,380	$—	$383,501	11,036	$—

$(180,174)	$—	$272,106	5,486	$—
$(90,794)	$—	$655,607	16,522	$—
Annual Shareholder Report

Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with affiliated fund holdings during the period ended December 31, 2021, were as follows:
Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares
Value as of 12/31/2020	$—
Purchases at Cost	$112,928,624
Proceeds from Sales	$(109,890,462)
Change in Unrealized Appreciation/Depreciation	$(215)
Net Realized Gain/(Loss)	$(1,274)
Value as of 12/31/2021	$3,036,673
Shares Held as of 12/31/2021	3,036,673
Dividend Income	$395
Gain Distributions Received	$332

1	Non-income-producing security.
2	7-day net yield.
3	The cost of investments for federal tax purposes amounts to $76,315,423.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
At December 31, 2021, all investments of the Fund utilized Level 1 inputs in valuing the Fund’s assets carried at fair value.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights – Class A Shares
(formerly, Investor Class Shares)
(For a Share Outstanding Throughout Each Period)1
	Year Ended December 31, 2021[2]	Period Ended December 31, 2020[3]	Year Ended January 31,
			2020	2019	2018	2017
Net Asset Value, Beginning of Period	$17.47	$17.94	$17.06	$19.54	$17.82	$16.81
Income From Investment Operations:
Net investment income (loss)[4]	(0.07)	(0.07)	(0.05)	0.10[5]	0.03[5]	(0.01)
Net realized and unrealized gain (loss)	4.04	(0.40)	1.02	(1.24)	1.95	1.02
Total Income From Investment Operations	3.97	(0.47)	0.97	(1.14)	1.98	1.01
Less Distributions:
Distributions from net investment income	—	—	(0.09)	(0.07)	—	—
Distributions from net realized gain	(3.69)	—	—	(1.27)	(0.26)	—
Total Distributions	(3.69)	—	(0.09)	(1.34)	(0.26)	—
Net Asset Value, End of Period	$17.75	$17.47	$17.94	$17.06	$19.54	$17.82
Total Return[6]	23.16%	(2.62)%	5.69%	(5.42)%[5]	11.18%[5]	6.01%
Ratios to Average Net Assets:
Net expenses[7]	1.26%	1.61%	1.50%	1.35%	1.34%	1.53%[8]
Net expenses excluding dividends and other expenses related to short sales	0.93%	1.43%	1.34%	1.22%	1.24%	1.40%
Net investment income (loss)	(0.36)%	(0.47)%	(0.28)%	0.51%[5]	0.15%[5]	(0.06)%
Expense waiver/reimbursement[9]	0.13%	—%	—%	—%	—%	—%
Supplemental Data:
Net assets, end of period (000 omitted)	$2,554	$2,765	$12,667	$14,875	$19,994	$59,079
Portfolio turnover[10]	204%	74%	83%	84%	104%	126%

1
Hancock Horizon Quantitative Long/Short Fund (the “Predecessor Fund”) was reorganized into
Federated Hermes MDT Market Neutral Fund (the “Fund”), a portfolio of the Federated Hermes
Adviser Series as of the close of business on September 24, 2021. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

2	Beginning with the year ended December 31, 2021, the Fund was audited by KPMG LLP. The previous years were audited by other independent registered public accounting firms.
3	For the period February 1, 2020 to December 31, 2020. Effective July 31, 2020, the Predecessor Fund changed its fiscal year end to December 31.
4	Per share numbers have been calculated using the average shares method.
5
For the years ended January 31, 2019 and 2018, amounts included reimbursement for payments of prior years’ Shareholder Servicing fees as follows: Net Investment Income Per Share of $0.00 and $0.05, Net Investment Income Ratio of 0.02% and 0.18%, and Total Returns of 0.02% and
0.26%, respectively.

6
Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

Annual Shareholder Report

7	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
8
Expense ratio includes the advisory fee at the annual rate of 1.20% of the Fund’s average daily net assets and a performance fee adjustment, if applicable, that increases/decreases the total fee +0.40%/-0.40%. The effective advisory fee rate for the year ended January 31, 2017 was
0.92%. Expense limitations are applied before giving effect to performance incentive adjustments. Effective June 1, 2017, the performance fee adjustment was discontinued. The effective advisory fee rate from February 1, 2017 through June 1, 2017 was 0.77%.

9
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

10	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)1
	Year Ended December 31, 2021[2]	Period Ended December 31, 2020[3]	Year Ended January 31,
			2020	2019	2018	2017
Net Asset Value, Beginning of Period	$17.84	$18.36	$17.48	$19.97	$18.23	$17.15
Income From Investment Operations:
Net investment income (loss)[4]	(0.11)	(0.04)	0.11	0.12	0.03	0.03
Net realized and unrealized gain (loss)	4.12	(0.40)	0.91	(1.24)	1.97	1.05
Total Income From Investment Operations	4.01	(0.44)	1.02	(1.12)	2.00	1.08
Less Distributions:
Distributions from net investment income	—	(0.08)	(0.14)	(0.10)	—	—
Distributions from net realized gain	(3.69)	—	—	(1.27)	(0.26)	—
Total Distributions	(3.69)	(0.08)	(0.14)	(1.37)	(0.26)	—
Net Asset Value, End of Period	$18.16	$17.84	$18.36	$17.48	$19.97	$18.23
Total Return[5]	22.90%	(2.37)%	5.83%	(5.21)%	11.04%	6.30%
Ratios to Average Net Assets:
Net expenses[6]	1.44%	1.37%	1.25%	1.20%	1.14%	1.26%[7]
Net expenses excluding dividends and other expenses related to short sales	1.12%	1.19%	1.08%	1.07%	1.04%	1.13%
Net investment income (loss)	(0.55)%	(0.29)%	0.63%	0.64%	0.18%	0.18%
Expense waiver/reimbursement[8]	0.14%	—%	—%	—%	—%	—%
Supplemental Data:
Net assets, end of period (000 omitted)	$85,310	$79,415	$120,650	$114,494	$141,821	$100,557
Portfolio turnover[9]	204%	74%	83%	84%	104%	126%

1
The Predecessor Fund was reorganized into the Fund, a portfolio of the Federated Hermes
Adviser Series as of the close of business on September 24, 2021. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

2	Beginning with the year ended December 31, 2021, the Fund was audited by KPMG LLP. The previous years were audited by other independent registered public accounting firms.
3	For the period February 1, 2020 to December 31, 2020. Effective July 31, 2020, the Predecessor Fund changed its fiscal year end to December 31.
4	Per share numbers have been calculated using the average shares method.
5	Based on net asset value. Total returns for periods of less than one year are not annualized.
6	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
7
Expense ratio includes the advisory fee at the annual rate of 1.20% of the Fund’s average daily net assets and a performance fee adjustment, if applicable, that increases/decreases the total fee +0.40%/-0.40%. The effective advisory fee rate for the year ended January 31, 2017 was
0.92%. Expense limitations are applied before giving effect to performance incentive adjustments. Effective June 1, 2017, the performance fee adjustment was discontinued. The effective advisory fee rate from February 1, 2017 through June 1, 2017 was 0.77%.

Annual Shareholder Report

8
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

9	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
December 31, 2021

Assets:
Investment in securities, at value including $3,036,673 of investment in an affiliated holding and $655,607 of investment in affiliated companies* (identified cost $76,060,109)	$79,667,748
Due from broker (Note 2)	6,000,823
Deposit at broker for short sales	74,488,853
Income receivable	6,911
Income receivable from an affiliated holding	164
Receivable for investments sold	1,376,608
Receivable for shares sold	4,918
Total Assets	161,546,025
Liabilities:
Securities sold short, at value (proceeds $78,651,443)	72,561,238
Dividends payable on short positions	26,708
Payable for investments purchased	973,523
Payable for shares redeemed	9,807
Payable for investment adviser fee (Note 5)	767
Payable for administrative fee (Note 5)	188
Payable for other service fees (Notes 2 and 5)	738
Accrued expenses (Note 5)	109,064
Total Liabilities	73,682,033
Net assets for 4,841,237 shares outstanding	$87,863,992
Net Assets Consist of:
Paid-in capital	$75,098,925
Total distributable earnings (loss)	12,765,067
Total Net Assets	$87,863,992
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($2,553,584 ÷ 143,892 shares outstanding), no par value, unlimited shares authorized	$17.75
Offering price per share (100/94.50 of $17.75)	$18.78
Redemption proceeds per share	$17.75
Institutional Shares:
Net asset value per share ($85,310,408 ÷ 4,697,345 shares outstanding), no par value, unlimited shares authorized	$18.16
Offering price per share	$18.16
Redemption proceeds per share	$18.16

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended December 31, 2021

Investment Income:
Dividends (including $395 received from an affiliated holding* and net of foreign taxes withheld of $634)	$731,755
Expenses:
Investment adviser fee (Note 5)	657,842
Administrative fee (Note 5)	17,521
Custodian fees	12,887
Transfer agent fees	67,520
Directors’/Trustees’ fees (Note 5)	10,336
Auditing fees	34,466
Legal fees	15,773
Portfolio accounting fees	80,052
Other service fees (Notes 2 and 5)	1,584
Share registration costs	104,216
Printing and postage	3,654
Miscellaneous (Note 5)	21,378
Expenses related to short positions	268,563
TOTAL EXPENSES	1,295,792
Waiver/reimbursement of investment adviser fee (Note 5)	(112,133)
Net expenses	1,183,659
Net investment income (loss)	(451,904)
Realized and Unrealized Gain (Loss) on Investments and Short Sales:
Net realized gain on investments (including net realized loss of $(1,274) on sales of investments in an affiliated holding*)	24,934,166
Net realized gain on short sales	1,726,979
Realized gain distribution from affiliated investment company shares*	332
Net change in unrealized appreciation of investments (including net change in unrealized appreciation of $(91,009) of investments in affiliated companies and an affiliated holding*)	(15,529,528)
Net change in unrealized depreciation of securities sold short	6,502,792
Net realized and unrealized gain (loss) on investments and short sales	17,634,741
Change in net assets resulting from operations	$17,182,837

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets

	Year Ended December 31, 2021	Period Ended December 31, 2020[1,2] (000’s omitted)	Year Ended January 31, 2020[1] (000’s omitted)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(451,904)	$(260)	$870
Net realized gain (loss)	26,661,477	(8,716)	436
Net change in unrealized appreciation/depreciation	(9,026,736)	3,079	6,241
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	17,182,837	(5,897)	7,547
Distributions to Shareholders:
Class A Shares	(442,439)	—	(67)
Institutional Shares	(14,836,176)	(373)	(915)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(15,278,615)	(373)	(982)
Share Transactions:
Proceeds from sale of shares	8,890,987	7,282	34,160
Net asset value of shares issued to shareholders in payment of distributions declared	15,125,053	366	847
Cost of shares redeemed	(20,235,768)	(52,515)	(39,998)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	3,780,272	(44,867)	(4,991)
Change in net assets	5,684,494	(51,137)	1,574
Net Assets:
Beginning of period	82,179,498	133,317	131,743
End of period	$87,863,992	$82,180	$133,317

1	Shown in thousands to maintain Predecessor Fund’s historical format.
2	For the period February 1, 2020 to December 31, 2020. Effective July 31, 2020, the Fund changed its fiscal year end to December 31.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
December 31, 2021
1. ORGANIZATION
Federated Hermes Adviser Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 14 portfolios. The financial statements included herein are only those of Federated Hermes MDT Market Neutral Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers two classes of shares: Class A Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to seek to provide long-term capital appreciation while limiting exposure to general stock market risk.
Hancock Horizon Quantitative Long/Short Fund (the “Predecessor Fund”) was reorganized into the Fund as of the close of business on September 24, 2021. The Fund is the successor to the Predecessor Fund and assumed all of its net assets pursuant to a tax-free reorganization involving the Fund and the Predecessor Fund. The Fund is the legal entity survivor and the Predecessor Fund is the accounting and tax survivor of the reorganization. In connection with the reorganization, Investor Class Shares and Institutional Class Shares of the Predecessor Fund were exchanged for Class A Shares and Institutional Shares, respectively, of the Fund. Prior to September 24, 2021, the Fund had no investment operations and accordingly, the performance and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■
Equity securities including shares of exchange traded funds listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■
Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund’s Board of Trustees (the “Trustees”).
■
Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs, or NAV per share practical expedient, as applicable.
■
Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■
Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
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■
For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund’s valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated MDTA LLC (the “Adviser”) and certain of the Adviser’s affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses
Annual Shareholder Report

mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■
With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■
Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■
Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
Annual Shareholder Report

The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund’s Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waiver and reimbursement of $112,133 is disclosed in Note 5.
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund’s Class A Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the period September 27, 2021 to December 31, 2021, the Fund incurred $1,584 of other service fees.
Federal Taxes
It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended December 31, 2021, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2021, tax years 2018 through 2021 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
Annual Shareholder Report

The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.
Short Sales
In a short sale, the Fund sells a security it does not own in anticipation of a decline in the fair market value of the security. When the Fund sells a security short, it must borrow the security in order to deliver it at the completion of the sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.
The Fund has an obligation to replace the borrowed security (e.g., to purchase the security at a future date and deliver it to the lender of the security). While the security is borrowed, the proceeds from the sale are deposited with the lender (“Prime Broker”). The Fund may incur two types of expenses from short sales: borrowing expenses and dividend expenses. Borrowing expenses may occur because the Fund may be obligated to pay fees to the Prime Broker on borrowed securities. This fee is normally based upon the market value of the borrowed security and is dependent upon the availability of the security. Dividend expenses may occur because the Fund has to pay the Prime Broker the equivalent of any dividends earned on the borrowed security.
Annual Shareholder Report

For the year ended December 31, 2021, the net realized gain (loss) and the net change in unrealized appreciation/(depreciation) on short sales was $1,726,979 and $6,502,792, respectively.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund’s restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ materially from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
	Year Ended 12/31/2021		Period Ended 12/31/2020[1,2]		Year Ended 1/31/2020[1]
Class A Shares:	Shares	Amount	Shares (000’s omitted)	Amount (000’s omitted)	Shares (000’s omitted)	Amount (000’s omitted)
Shares sold	13,465	$258,463	22	$350	240	$4,273
Shares issued to shareholders in payment of distributions declared	25,262	439,806	—	—	4	64
Shares redeemed	(53,154)	(963,074)	(570)	(9,534)	(563)	(9,655)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(14,427)	$(264,805)	(548)	$(9,184)	(319)	$(5,318)
Annual Shareholder Report

	Year Ended 12/31/2021		Period Ended 12/31/2020[1,2]		Year Ended 1/31/2020[1]
Institutional Shares:	Shares	Amount	Shares (000’s omitted)	Amount (000’s omitted)	Shares (000’s omitted)	Amount (000’s omitted)
Shares sold	458,771	$8,632,524	409	$6,932	1,676	$29,887
Shares issued to shareholders in payment of distributions declared	824,088	14,685,247	21	366	42	783
Shares redeemed	(1,037,340)	(19,272,694)	(2,549)	(42,981)	(1,698)	(30,343)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	245,519	$4,045,077	(2,119)	$(35,683)	20	$327
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	231,092	$3,780,272	(2,667)	$(44,867)	(299)	$(4,991)

1	Shown in thousands to maintain Predecessor Fund’s historical format.
2	For the period February 1, 2020 to December 31, 2020. Effective July 31, 2020, the Fund changed its fiscal year end to December 31.
4. FEDERAL TAX INFORMATION
The accounting treatment of certain items in accordance with income tax regulations may differ from the accounting treatment in accordance with GAAP which may result in permanent differences. In the case of the Fund, such differences primarily result from differing treatments for net operating losses.
For the year ended December 31, 2021, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Total Distributable Earnings (Loss)
$(476,915)	$476,915
The tax character of distributions as reported on the Statement of Changes in Net Assets for the year ended December 31, 2021, the period ended December 31, 2020 and the year ended January 31, 2020, respectively, was as follows:
	2021	2020[1,2] (000’s omitted)	2020[1] (000’s omitted)
Ordinary income	$—	$373	$982
Long-term capital gains	$15,278,615	$—	$—

1	Shown in thousands to maintain Predecessor Fund’s historical format.
2	For the period February 1, 2020 to December 31, 2020. Effective July 31, 2020, the Fund changed its fiscal year end to December 31.
Annual Shareholder Report

As of December 31, 2021, the components of distributable earnings on a tax-basis were as follows:
Net unrealized appreciation	$9,442,530
Undistributed long-term capital gains	$3,322,537
The difference between book-basis and tax-basis net unrealized appreciation is attributable to differing treatments for the deferral of losses on wash sales, passive foreign investment company adjustments and short sales.
At December 31, 2021, the cost of investments for federal tax purposes was $76,315,423. The net unrealized appreciation of investments for federal tax purposes was $9,442,530. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $15,965,987 and net unrealized depreciation from investments for those securities having an excess of cost over value of $6,523,457. Amounts are inclusive of short sales.
Capital loss carryforwards of $8,288,468 were utilized during the year ended December 31, 2021.
The Fund had current year investment company taxable loss of $476,913 during the year ended December 31, 2021.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.80% of the Fund’s average daily net assets. Prior to September 27, 2021, the Predecessor Fund’s annual advisory fee was 0.80% of the Fund’s average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund for competitive reasons such as to maintain the Fund’s expense ratio, or as and when appropriate, to maintain positive or zero net yields.
For the period from September 27, 2021 to December 31, 2021, the Adviser voluntarily waived $111,597 of its fee.
The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the period September 27, 2021 to December 31, 2021, the Adviser reimbursed $536.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Hermes Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
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Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the period September 27, 2021 to December 31, 2021, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the period September 27 to December 31, 2021, FSC retained $265 in sales charges from the sale of Class A Shares. For the year ended December 31, 2021, FSC also retained $105 of CDSC relating to redemptions of Class A Shares.
Other Service Fees
For the period September 27, 2021 to December 31, 2021, FSSC did not receive any of the other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective September 27, 2021, total annual fund operating expenses (as shown in the financial highlights, excluding dividends and other expenses related to short sales, interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund’s Class A Shares and Institutional Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.33% and 1.08% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) March 1, 2023, or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Prior to September 27, 2021, the Predecessor Fund’s adviser had contractually agreed to waive fees and reimburse expenses, other than certain excluded expenses, to the extent necessary so that the total annual fund operating expenses of the Predecessor Fund’s Investor Class Shares and Institutional Class Shares did not exceed 1.95% and 1.70%, respectively, of average daily net assets. This expense limitation applied until May 31, 2021.
Directors’/Trustees’ and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors’/Trustees’ fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
Annual Shareholder Report

6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2021, were as follows:
Purchases	$108,083,546
Sales	$106,617,689
7. CONCENTRATION OF RISK
A substantial portion of the Fund’s portfolio may be comprised of securities deemed by the Adviser to be in similar sectors. As a result, the Fund may be more susceptible to any economic, business, political or other developments which generally affect these entities.
8. LINE OF CREDIT
The Fund participates with certain other Federated Hermes Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement dated June 23, 2021. The LOC was made available to temporarily finance the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund’s ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), or a replacement rate as appropriate, and (iii) 0.0%, plus (b) a margin. Any fund eligible to borrow under the LOC pays its pro rata share of a commitment fee based on the amount of the lenders’ commitment that has not been utilized, quarterly in arrears and at maturity. As of December 31, 2021, the Fund had no outstanding loans. During the year ended December 31, 2021, the Fund did not utilize the LOC.
9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Hermes, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of December 31, 2021, there were no outstanding loans. During the year ended December 31, 2021, the program was not utilized.
10. OTHER MATTERS
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread globally. As of the date of the issuance of these financial statements, this coronavirus has resulted in closing borders, enhanced health screenings, disruptions to healthcare service preparation and delivery, quarantines, cancellations, and disruptions to supply chains, workflow operations and consumer activity, as well as general concern and uncertainty. The impact of this coronavirus may continue for an extended period of time and has resulted in substantial economic volatility. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this
Annual Shareholder Report

outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies (including certain Fund service providers and issuers of the Fund’s investments) and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the Fund’s performance.
11. Change in Independent Registered Public Accounting Firm
On May 13,2021, the Trustees, upon the recommendation of the Audit Committee, engaged KPMG LLP (KPMG) as the Fund’s independent registered public accounting firm for the fiscal year ended December 31, 2021.
On September 24, 2021, the Predecessor Fund was reorganized into the Fund. As a result of this reorganization, PricewaterhouseCoopers LLP (PWC) was effectively dismissed as the Predecessor Fund’s independent registered public accounting firm.
The report issued by PWC on the Predecessor Fund’s financial statements for the fiscal period ended December 31, 2020, contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. PWC did not audit the Predecessor Fund for the prior fiscal year as that was performed by Ernst & Young LLP (EY). The change in auditor for the prior fiscal year was disclosed in the Predecessor Fund’s N-CSR filed on March 10, 2021.
During the Predecessor Fund’s fiscal period ended December 31, 2020 and the subsequent interim period through September 24, 2021: (i) there were no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PWC, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years; and (ii) there were no reportable events described in Item 304(a) (1) (v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.
The Fund requested that PWC furnish it with a letter addressed to the Securities and Exchange Commission stating whether PWC agrees with the statements contained above. A copy of the letter from PWC to the Securities and Exchange Commission is filed as an exhibit hereto.
During the Predecessor Fund’s fiscal period ended December 31, 2020 and January 31, 2020 and the subsequent interim period through September 24, 2021, neither the Predecessor Fund, the Fund nor anyone on the behalf of either has consulted KPMG on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a) (1) (iv) of Item 304 of Regulations S-K) or reportable events (as described in paragraph (a) (1) (v) of said Item 304).
12. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended December 31, 2021, the amount of long-term capital gains designated by the Fund was $15,278,615.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of THE Federated Hermes Adviser Series and the Shareholders of Federated Hermes MDT Market Neutral Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Hermes MDT Market Neutral Fund (the “Fund”), a portfolio of Federated Hermes Adviser Series, as of December 31, 2021, the related statements of operations and changes in net assets for the year then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for the year then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles. The statement of changes in net assets and financial highlights for the period from February 1, 2020 to December 31, 2020, were audited by other independent registered public accountants whose report, dated February 25, 2021, expressed an unqualified opinion on that financial statement and financial highlights. The statement of changes in net assets for the year ended January 31, 2020 and the financial highlights for the years ended January 31, 2020, were audited by other independent registered public accountants whose report, dated March 31, 2020, expressed an unqualified opinion on that financial statement and those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers, or by
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other appropriate auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more of Federated Hermes’ investment companies since 2006.
Boston, Massachusetts
February 25, 2022
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 7/1/2021	Ending Account Value 12/31/2021	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,156.80	$5.76[2]
Institutional Shares	$1,000	$1,152.70	$7.65[3]
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,019.86	$5.40[2]
Institutional Shares	$1,000	$1,018.10	$7.17[3]

1
Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.06%
Institutional Shares	1.41%

2
Actual and Hypothetical expenses paid during the period utilizing the Fund’s Class A Shares current Fee Limit of 1.33% (as reflected in the Notes to Financial Statements, Note 5 under
Expense Limitation), multiplied by the average account value over the period, multiplied by
184/365 (to reflect expenses paid as if they had been in effect throughout the most recent one-half-year period) would be $7.23 and $6.77, respectively.

3
Actual and Hypothetical expenses paid during the period utilizing the Fund’s Institutional Shares current Fee Limit of 1.08% (as reflected in the Notes to Financial Statements, Note 5 under
Expense Limitation), multiplied by the average account value over the period, multiplied by
184/365 (to reflect expenses paid as if they had been in effect throughout the most recent one-half-year period) would be $5.86 and $5.49, respectively.

Annual Shareholder Report

Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2021, the Trust comprised 14 portfolio(s), and the Federated Hermes Fund Family consisted of 33 investment companies (comprising 102 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Hermes Fund Family and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: May 2017
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of the Funds in the Federated Hermes Fund Family; President,
Chief Executive Officer and Director, Federated Hermes, Inc.;
Chairman and Trustee, Federated Investment Management Company;
Trustee, Federated Investment Counseling; Chairman and Director,
Federated Global Investment Management Corp.; Chairman and
Trustee, Federated Equity Management Company of Pennsylvania;
Trustee, Federated Shareholder Services Company; Director,
Federated Services Company.
Previous Positions: President, Federated Investment Counseling;
President and Chief Executive Officer, Federated Investment
Management Company, Federated Global Investment Management
Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.

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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2017
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of certain of the Funds in the Federated Hermes Fund Family;
Vice President, Federated Hermes, Inc.; President, Director/Trustee
and CEO, Federated Advisory Services Company, Federated Equity
Management Company of Pennsylvania, Federated Global Investment
Management Corp., Federated Investment Counseling, Federated
Investment Management Company; President of some of the Funds in the Federated Hermes Fund Family and Director, Federated Investors
Trust Company.
Previous Positions: President and Director of the Institutional Sales
Division of Federated Securities Corp.; President and Director of
Federated Investment Counseling; President and CEO of Passport
Research, Ltd.; Director, Edgewood Securities Corp.; Director,
Federated Services Company; Director, Federated Hermes, Inc.;
Chairman and Director, Southpointe Distribution Services, Inc. and
President, Technology, Federated Services Company.

*
Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Hermes, Inc. and due to positions they hold with Federated Hermes, Inc. and its subsidiaries.
INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: May 2017
Principal Occupations: Director or Trustee, and Chair of the Board
of Directors or Trustees, of the Federated Hermes Fund Family;
formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, KLX Energy Services Holdings,
Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career.
Mr. Collins previously served as Chairman and CEO of The Collins
Group, Inc. (a private equity firm) and as a Director of KLX Corp.
Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of
America Corp.; Director, FleetBoston Financial Corp.; and Director,
Beth Israel Deaconess Medical Center (Harvard University
Affiliate Hospital).

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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: May 2017
Principal Occupations: Director or Trustee, Chair of the Audit
Committee of the Federated Hermes Fund Family; formerly, Vice
Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee,
Equifax, Inc.; Lead Director, Member of the Audit and Nominating and
Corporate Governance Committees, Haverty Furniture Companies,
Inc.; formerly, Director, Member of Governance and Compensation
Committees, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career.
Mr. Hough most recently held the position of Americas Vice Chair of
Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President’s Cabinet and Business School Board of
Visitors for the University of Alabama. Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and
he previously served as an Executive Committee member of the
United States Golf Association.

Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: May 2017
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Adjunct Professor Emerita of Law, Duquesne University
School of Law; formerly, Dean of the Duquesne University School of
Law and Professor of Law and Interim Dean of the Duquesne
University School of Law; formerly, Associate General Secretary and
Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation
(formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge
Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge
Lally-Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court’s Board of Continuing Judicial Education
and the Supreme Court’s Appellate Court Procedural Rules
Committee. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Regent, Saint Vincent Seminary;
Member, Pennsylvania State Board of Education (public); Director,
Catholic Charities, Pittsburgh; and Director CNX Resources
Corporation (formerly known as CONSOL Energy Inc.). Judge
Lally-Green has held the positions of: Director, Auberle; Director,
Epilepsy Foundation of Western and Central Pennsylvania; Director,
Ireland Institute of Pittsburgh; Director, Saint Thomas More Society;
Director and Chair, Catholic High Schools of the Diocese of
Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director,
St. Vincent College; Director and Chair, North Catholic High
School, Inc.; Director and Vice Chair, Our Campaign for the Church
Alive!, Inc.; and Director, Saint Francis University.

Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O’Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: May 2017
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Sole Proprietor, Navigator Management Company
(investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity.
Mr. O’Neill previously served as Chief Executive Officer and President,
Managing Director and Chief Investment Officer, Fleet Investment
Advisors; President and Chief Executive Officer, Aeltus Investment
Management, Inc.; General Partner, Hellman, Jordan Management
Co., Boston, MA; Chief Investment Officer, The Putnam Companies,
Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director
and Consultant, EZE Castle Software (investment order management software); Director, The Golisano Children’s Museum of Naples,
Florida; and Director, Midway Pacific (lumber).

Madelyn A. Reilly Birth Date: February 2, 1956 Trustee Indefinite Term Began serving: November 2020
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; formerly, Senior Vice President for Legal Affairs, General
Counsel and Secretary to the Board of Directors, Duquesne University.
Other Directorships Held: None.
Qualifications: Ms. Reilly has served in various business and legal management roles throughout her career. Ms. Reilly previously served as Senior Vice President for Legal Affairs, General Counsel and
Secretary to the Board of Directors and Assistant General Counsel and
Director of Risk Management, Duquesne University. Prior to her work at Duquesne University, Ms. Reilly served as Assistant General
Counsel of Compliance and Enterprise Risk as well as Senior Counsel of Environment, Health and Safety, PPG Industries.

P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: May 2017
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Management Consultant; Retired; formerly, Senior Vice
Chancellor and Chief Legal Officer, University of Pittsburgh and
Executive Vice President and Chief Legal Officer, CONSOL Energy Inc.
(now split into two separate publicly traded companies known as
CONSOL Energy Inc. and CNX Resources Corp.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career.
Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western
Pennsylvania and Chairman of the Board, World Affairs Council of
Pittsburgh. Mr. Richey previously served as Chief Legal Officer and
Executive Vice President, CONSOL Energy Inc. and CNX Gas
Company; and Board Member, Ethics Counsel and Shareholder,
Buchanan Ingersoll & Rooney PC (a law firm).

Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: May 2017
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director,
Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers
Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc.
(paving contractors).

OFFICERS
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: May 2017
Principal Occupations: Principal Financial Officer and Treasurer of the
Federated Hermes Fund Family; Senior Vice President, Federated
Administrative Services; Financial and Operations Principal for
Federated Securities Corp.; and Assistant Treasurer, Federated
Investors Trust Company. Ms. Hensler has received the Certified
Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice
President and Assistant Treasurer, Federated Investors Management
Company; Treasurer, Federated Investors Trust Company; Assistant
Treasurer, Federated Administrative Services, Federated
Administrative Services, Inc., Federated Securities Corp., Edgewood
Services, Inc., Federated Advisory Services Company, Federated
Equity Management Company of Pennsylvania, Federated Global
Investment Management Corp., Federated Investment Counseling,
Federated Investment Management Company, Passport Research,
Ltd., and Federated MDTA, LLC; Financial and Operations Principal for
Federated Securities Corp., Edgewood Services, Inc. and Southpointe
Distribution Services, Inc.

Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: May 2017
Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary
and Executive Vice President of the Federated Hermes Fund Family.
He is General Counsel, Chief Legal Officer, Secretary and Executive
Vice President, Federated Hermes, Inc.; Trustee and Senior Vice
President, Federated Investors Management Company; Trustee and
President, Federated Administrative Services; Director and President,
Federated Administrative Services, Inc.; Director and Vice President,
Federated Securities Corp.; Director and Secretary, Federated Private
Asset Management, Inc.; Secretary, Federated Shareholder Services
Company; and Secretary, Retirement Plan Service Company of
America. Mr. Germain joined Federated Hermes, Inc. in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel,
Managing Director of Mutual Fund Services, Federated Hermes, Inc.;
Senior Vice President, Federated Services Company; and Senior
Corporate Counsel, Federated Hermes, Inc.

Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: May 2017
Principal Occupations: Senior Vice President and Chief Compliance
Officer of the Federated Hermes Fund Family; Vice President and
Chief Compliance Officer of Federated Hermes, Inc. and Chief
Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined
Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of
Compliance Operating Officer, Federated Hermes, Inc. Prior to joining
Federated Hermes, Inc., Mr. Van Meter served at the United States
Securities and Exchange Commission in the positions of Senior
Counsel, Office of Chief Counsel, Division of Investment Management
and Senior Counsel, Division of Enforcement.

Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: May 2017
Principal Occupations: Stephen F. Auth is Chief Investment Officer of
various Funds in the Federated Hermes Fund Family; Executive Vice
President, Federated Investment Counseling, Federated Global
Investment Management Corp. and Federated Equity Management
Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment
Management Company and Passport Research, Ltd. (investment
advisory subsidiary of Federated); Senior Vice President, Global
Portfolio Management Services Division; Senior Vice President,
Federated Investment Management Company and Passport
Research, Ltd.; Senior Managing Director and Portfolio Manager,
Prudential Investments.

Annual Shareholder Report

Evaluation and Approval of Advisory Contract–November 2020
FEDERATED HERMES MDT Market Neutral Fund (THE “FUND”)
At its meetings in November 2020 (the “November Meetings”), the Fund’s Board of Trustees (the “Board”), including those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), reviewed and unanimously approved for an initial two-year term a proposed investment advisory contract (the “Contract”) between the Fund and Federated MDTA LLC (the “Adviser”). The Board’s determination to approve the Contract reflects the exercise of its business judgment regarding whether to authorize the creation and offering of this new investment vehicle, as proposed by Federated Hermes, Inc. (together with its wholly owned subsidiaries, “Federated Hermes”), and is based on information requested by the Board and provided by Federated Hermes, as well as Federated Hermes’ recommendation to go forward with development of the Fund. The information, factors and conclusions that formed the basis for the Board’s approval are summarized below.
The Fund is a newly-organized investment portfolio of Federated Hermes Adviser Series and successor to a series of The Advisors’ Inner Circle Fund II (the “Predecessor Fund”) pursuant to a reorganization that is expected to take place in September 2021. The Fund has an investment objective and strategies similar to those of the Predecessor Fund.
Information Received and Review Process
At the request of the Independent Trustees, the Fund’s Chief Compliance Officer (the “CCO”) furnished to the Board in advance of its November Meetings an independent written evaluation presenting on the topics discussed below. The Board considered the CCO’s independent written evaluation (the “New Fund CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund’s proposed management fee and in determining to approve the Contract. The CCO, in preparing the New Fund CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees.
In addition to the extensive materials that comprise and accompany the New Fund CCO Fee Evaluation Report, the Board considered the materials and presentations provided by Federated Hermes and the CCO’s independent written evaluation in connection with the Board’s annual approval of the continuation of the advisory and subadvisory contracts for the other funds advised by the Adviser and its affiliates (each, a “Federated Hermes Fund”) at its May 2020 meetings. The Board also considered such additional matters as the Independent Trustees deemed reasonably necessary to evaluate the
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proposed Contract, which included detailed information about the Federated Hermes Funds and Federated Hermes furnished to the Board at its meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose.
The Board’s consideration of the Contract included review of materials and information covering the following matters, among others: the Adviser’s investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund’s proposed investment objective; the Fund’s anticipated expenses, including the proposed advisory fee and the overall estimated expense structure of the Fund (both in absolute terms and relative to a group of its peer funds), with due regard for contractual or voluntary expense limitations (if any); the use and allocation of brokerage commissions to be derived from trading the Fund’s portfolio securities (if any); and the nature, quality and extent of the advisory and other services to be provided to the Fund by the Adviser and its affiliates. The Board also considered the likely preferences and expectations of anticipated Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring and managing the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund’s proposed relationship to the other Federated Hermes Funds, which include a comprehensive array of funds with different investment objectives, policies and strategies, and the benefits to shareholders of being part of the family of Federated Hermes Funds, which include the general right to exchange investments between the same class of shares without the incurrence of additional sales charges; compliance and audit reports concerning the Federated Hermes Funds and Federated Hermes’ affiliates that service them (including any communications from regulatory agencies), as well as Federated Hermes’ responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated Hermes Funds and/or Federated Hermes may be responding to them. The Board noted that its evaluation process is evolutionary and that the criteria considered and the emphasis placed on relevant criteria may change in recognition of changing circumstances in the mutual fund marketplace.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in determining to approve the Contract. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser’s fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the fund, its benchmark, and comparable funds); (2) an adviser’s cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether
Annual Shareholder Report

they have been appropriately shared with a fund and its shareholders or the family of funds; (4) any “fall-out” benefits that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the adviser for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund’s board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser’s services and fees). The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for a fund board’s approval of the fund’s investment advisory contracts generally align with the factors listed above. The Board was guided by these factors in its review of the proposed Contract to the extent it considered them to be appropriate and relevant, as discussed further below. The Board recognized that certain of the factors listed above (relating to such matters as anticipated Fund performance and any indirect benefits that may accrue to Federated Hermes as a result of the Adviser’s proposed relationship with the Fund) are essentially impossible to apply before the Fund has experienced any meaningful operating history.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Federated Hermes Funds and working with Federated Hermes on matters relating to the Federated Hermes Funds. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the Contract was based on a comprehensive consideration of all information provided to the Board. The Independent Trustees were assisted throughout the evaluation process by independent legal counsel. In connection with their deliberations at the November Meetings, the Independent Trustees met separately in executive session with their independent legal counsel and without management present to review the relevant materials and consider their responsibilities under applicable laws. In addition, senior management representatives of Federated Hermes also met with the Independent Trustees and their independent legal counsel to discuss the materials and presentations furnished to the Board at the November Meetings.
Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of the services to be provided to the Fund by the Adviser and the resources of the Adviser and its affiliates to be dedicated to the Fund. In this regard, the Board evaluated, among other things, the proposed terms of the Contract and the range of services to be provided to the Fund by the Adviser and its affiliates. The Board considered the Adviser’s personnel, investment philosophy and process,
Annual Shareholder Report

investment research capabilities and resources, trade execution capabilities, experience and performance track record. The Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team that will be primarily responsible for the day-to-day management of the Fund and the Adviser’s ability and experience in attracting and retaining qualified personnel to service the proposed Fund. In particular, the Board considered the abilities and experience of the portfolio managers in analyzing factors such as special considerations relevant to investing in long and short equity positions in an attempt to neutralize market volatility. The Fund’s anticipated ability to deliver competitive performance when compared to its Peer Group (as defined below) was also deemed to be relevant by the Board as a useful indicator of how the Adviser is anticipated to execute the Fund’s investment program.
In addition, the Board considered the financial resources and overall reputation of Federated Hermes and its willingness to consider and make investments in personnel, infrastructure, technology, cybersecurity, business continuity planning and operational enhancements that are designed to benefit the Federated Hermes Funds. The Board also considered its past experience with the Adviser with respect to the services it provides to other Federated Hermes Funds. The Board noted the significant acquisition of Hermes Fund Managers Limited by Federated Hermes in 2018, which has deepened the organization’s investment management expertise and capabilities and expanded the investment process for all of the Federated Hermes Funds to incorporate environmental, social and governance (“ESG”) factors and issuer engagement on ESG matters.
The Board considered the quality of the Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the other Federated Hermes Funds. In this regard, the Board took into account the Adviser’s communications with the Board in light of the market volatility amidst the pandemic. The Board also considered that Federated Hermes is responsible for providing the Federated Hermes Funds’ officers.
The Board also considered information previously provided by the Adviser regarding its regulatory and compliance environment. The Board considered the Adviser’s compliance program, compliance history, and reports from the CCO about the Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulatory agencies. The Board also noted Federated Hermes’ support of the Federated Hermes Funds’ compliance control structure and, in particular, the compliance-related resources that would be devoted by the Adviser and its affiliates in support of the Fund’s obligations pursuant to Rule 38a-1 under the Investment Company Act of 1940, including the Adviser’s commitment to respond to rulemaking and other regulatory initiatives of the SEC.
Annual Shareholder Report

The Board considered Federated Hermes’ day-to-day oversight of the Federated Hermes Funds’ compliance with their investment objectives and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of Federated Hermes’ oversight in this regard, including in connection with the designation of the Federated Hermes Funds’ investment advisers as the administrators of the Federated Hermes Funds’ liquidity risk management program.
The Board also considered discussions with Federated Hermes regarding the implementation of its business continuity plans and recognized steps taken by Federated Hermes to continue to provide the same nature, extent and quality of services to the Federated Hermes Funds during the pandemic. In addition, the Board noted Federated Hermes’ commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes due to the market, regulatory and control environments in which the Fund and its service providers would operate, including changes associated with the pandemic.
Fund Investment Performance
The Board noted that the Fund is newly formed and did not have a prior performance history, but considered the performance of the Predecessor Fund, which was previously managed by Hancock Advisers. The Board reviewed the track record of the Predecessor Fund over different time periods and evaluated Federated Hermes’ analysis of the Predecessor Fund’s performance for these time periods, recognizing that the Fund is expected to assume the performance history of the Predecessor Fund. The Board also considered the investment performance of the Adviser, including, for purposes of considering the investment skill and experience of the Fund’s portfolio managers, performance data showing the portfolio managers’ capabilities in managing a private fund with a substantially similar investment objective, strategies, policies and risks to those proposed for the Fund (the “Similarly Managed Private Fund”), noting that Federated Hermes did not currently manage an investment company registered under the 1940 Act that uses an investment strategy comparable to that proposed for the Fund . The Board also received additional information about the broad range of the portfolio management team’s investment experience and their investment philosophy and process, including with respect to the Fund’s proposed investments in long and short equity positions.
Based on these considerations, the Board concluded that it was satisfied that the Adviser has the capability of providing satisfactory investment performance for the Fund.
Fund Expenses
The Board considered the proposed advisory fee and overall proposed expense structure of the Fund and the comparative fee and expense information that had been provided in connection with the November Meetings.
Annual Shareholder Report

While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board noted that it found the use of such comparisons to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the proposed contractual advisory fee rates, proposed net advisory fee rates, anticipated total expense ratios and each element of the Fund’s anticipated total expense ratio (i.e., gross and net advisory fees, administrative fees, custody fees, portfolio accounting fees and transfer agency fees) relative to funds with an institutional share class within the category of peer funds selected by Morningstar, Inc., an independent fund ranking organization (the “Peer Group”). The Board noted the CCO’s view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the reasonableness of the Fund’s fees. The Board considered, in evaluating such comparisons, that in some cases there may be differences in the funds’ objectives or investment management techniques, or the costs to implement the funds, even within the same Peer Group. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because such comparisons are believed to be more relevant. The Board considered that other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle, in fact, anticipated to be chosen and maintained by the Fund’s anticipated shareholders. The Board noted that the range of such other mutual funds’ fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund will compete.
The Board reviewed the proposed contractual advisory fee rate, proposed net advisory fee rate and proposed other expenses of the Fund and noted the position of the Fund’s proposed fee rates relative to its Peer Group. In this regard, the Board noted that the proposed contractual advisory fee rate of the Fund was below the median of the Peer Group.
The Board also received and considered information about the fees charged by Federated Hermes for providing advisory services to products other than the Federated Hermes Funds (e.g., institutional and separate accounts and third-party unaffiliated mutual funds for which the Adviser or its affiliates serve as sub-adviser). The Board noted the CCO’s conclusion that nonmutual fund clients are inherently different products due to the following differences, among others: (i) different types of targeted investors; (ii) different applicable laws and regulations; (iii) different legal structures; (iv) different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; (v) the time spent by portfolio managers and their teams (among other personnel across various departments, including legal, compliance and risk management) in reviewing securities pricing, addressing different administrative responsibilities, and
Annual Shareholder Report

addressing different degrees of risk associated with management; and (vi) a variety of different costs. The Board considered that the CCO noted that Federated Hermes did not charge an advisory fee for the Similarly Managed Private Fund.
The Board considered the CCO’s conclusion that the proposed management fee was reasonable. The Board reviewed the proposed fees and other expenses of the Fund and was satisfied that the proposed overall expense structure of the Fund appeared to be appropriate.
Profitability and Other Benefits
In connection with the Board’s governance of other Federated Hermes Funds, the Board regularly receives financial information about Federated Hermes, including information regarding the compensation and ancillary (or “fall-out”) benefits that Federated Hermes derived from its relationships with the Federated Hermes Funds. This information covers not only the fees under the Federated Hermes Funds’ investment advisory contracts, but also fees received by Federated Hermes’ affiliates for providing other services to the Federated Hermes Funds under separate contracts (e.g., for serving as the Federated Hermes Funds’ administrator and distributor). In this regard, the Board considered that certain of Federated Hermes’ affiliates provide distribution and shareholder services to the Federated Hermes Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The Board also received and considered information detailing any indirect benefit that Federated Hermes may derive from its receipt of research services from brokers who execute portfolio trades for the Federated Hermes Funds. In addition, the Board considered that, in order for the Federated Hermes Funds to remain competitive in the marketplace, the Adviser and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated Hermes Fund shareholders and/or reported to the Board their intention to do so (or continue to do so) in the future. Moreover, the Board received and considered regular reports from Federated Hermes throughout the year as to the institution, adjustment or elimination of these voluntary waivers and/or reimbursements.
The Board received and considered information furnished by Federated Hermes, as requested by the CCO, that reported projected revenues for the Fund, as detailed cost allocation reports had not yet been projected for the Fund. The Board considered the CCO’s view that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continue to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable because a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Hermes Fund and may produce unintended consequences. The CCO noted that the Fund was new to Federated Hermes and any projected cost allocation and/or profit margin does not
Annual Shareholder Report

represent the full or actual cost of operating a Federated Hermes Fund and makes only rough estimates of the cost to launch a Federated Hermes Fund. The CCO also noted that, while the Fund is expected to grow in size, including as a result of the reorganization of the Predecessor Fund into the Fund, the creation and maintenance of the Fund requires a substantial initial investment. The allocation information, including the CCO’s view that estimations regarding the Fund may be unreliable, was considered in the evaluation by the Board.
The Board also considered information regarding the CCO’s review of information compiled by Federated Hermes comparing its profitability information to other publicly held fund management companies. The Board considered that the CCO noted that Federated Hermes regularly undertakes to establish new Federated Hermes Funds and maintains a number of other smaller Federated Hermes Funds that, while expected to grow to a greater size, nevertheless require substantial investment and waiver or assumption of fees and other expenses in order to deliver them to the marketplace. The Board considered the CCO’s conclusion that, based on such profitability information, Federated Hermes’ profit margins did not appear to be excessive. The Board also considered the CCO’s view that Federated Hermes appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Federated Hermes Funds, including the proposed Contract.
Economies of Scale
The Board received and considered information about the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that Federated Hermes has made significant and long-term investments in areas that support all of the Federated Hermes Funds, such as personnel and processes for the portfolio management (including market data on which the portfolio managers make investment decisions), trading operations, issuer engagement (including with respect to ESG matters), shareholder services, compliance, business continuity, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and use of data. The Board noted that Federated Hermes’ investments in these areas are extensive and are designed to provide enhanced services to the Federated Hermes Funds and their shareholders. The Board considered that the benefits of these investments (as well as the benefits of any economies of scale, should they exist) are likely to be shared with the family of Federated Hermes Funds as a whole. In addition, the Board considered that the Adviser and its affiliates have frequently waived fees and/or reimbursed expenses for the Federated Hermes Funds and that such waivers and reimbursements are another means for potential economies of scale to be shared with shareholders and can provide protection from an increase in expenses if a Federated Hermes Fund’s assets decline. The Board
Annual Shareholder Report

considered the expense limitation arrangement proposed for the Fund, noting that the Adviser and its affiliates have agreed to limit the Fund’s total expense ratios at specified levels for a period of one year from the date of the reorganization of the Predecessor Fund into the Fund.
In connection with the Board’s governance of other Federated Hermes Funds, the Board regularly receives information furnished by Federated Hermes regarding adviser-paid fees (commonly referred to as “revenue sharing”). The Board considered the beliefs of Federated Hermes and the CCO that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, and should not be viewed to determine the appropriateness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size. The Board considered that the CCO did not recommend institution of breakpoints in pricing Federated Hermes’ proposed advisory services to the Fund at this time, noting that it would review future asset growth and the appropriateness of any potential future breakpoints as part of its future annual review of the Contract.
Conclusions
The Board considered: (i) the CCO’s conclusion that his observations and the information accompanying the New Fund CCO Fee Evaluation Report show that the proposed management fee for the Fund was reasonable; and (ii) the CCO’s recommendation that the Board approve the proposed management fee.
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Board, and the evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Contract. The Board based its determination to approve the Contract on the totality of the circumstances and relevant factors and with a view of past and future long-term considerations. Not all of the factors and considerations identified above were necessarily deemed to be relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were deemed to be relevant, the Board’s determination to approve the Contract reflects its view that Federated Hermes’ proposal to establish and manage the Fund and its past performance and actions in providing services to other Federated Hermes Funds (which the Board has found to be satisfactory with respect to such other Federated Hermes Funds) provided a satisfactory basis to support the determination to approve the proposed arrangement.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC’s website at sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedInvestors.com.
Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Hermes MDT Market Neutral Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31423A440
CUSIP 31423A432
Q455470 (2/22)
© 2022 Federated Hermes, Inc.

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   G. Thomas Hough and Thomas M. O'Neill.

Item 4.	Principal Accountant Fees and Services

(a)       Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2021 – $422,525

Fiscal year ended 2020 - $293,770

(b)       Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2021 - $21,070

Fiscal year ended 2020 - $5,000

Fiscal year ended 2021- Audit consents for N-1A filings.

Fiscal year ended 2020- Audit consent for N-1A financial highlights.

Amount requiring approval of the registrant’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c)        Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2021 - $0

Fiscal year ended 2020 - $11,438

Fiscal year ended 2020- International tax advice with respect to exchange of American Depositary Receipt.

Amount requiring approval of the registrant’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)       All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2021 - $0

Fiscal year ended 2020 - $0

Amount requiring approval of the registrant’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $73,423 and $52,391 respectively. Fiscal year ended 2021- Service fees for analysis of potential Passive Foreign Investment Company holdings. Fiscal year ended 2020- Service fees for analysis of potential Passive Foreign Investment Company holdings.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate to management its responsibilities to pre-approve services performed by the independent auditor.

The Audit Committee has delegated pre-approval authority to its chairman (the “Chairman”) for services that do not exceed a specified dollar threshold. The Chairman or Chief Audit Executive will report any such pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain audit services; with limited exception, all other audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the RIC’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of audit-related services does not impair the independence of the auditor, and has pre-approved certain audit-related services; all other audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide tax services to the RIC such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain tax services; with limited exception, all tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of permissible services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	With respect to such services rendered to the Funds, the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the audit client to its accountant during the fiscal year in which the services are provided; and,

(2)	With respect to such services rendered to the Fund’s investment adviser ( the “Adviser”)and any entity controlling, controlled by to under common control with the Adviser such as affiliated non-U.S. and U.S. funds not under the Audit Committee’s purview and which do not fall within a category of service which has been determined by the Audit Committee not to have a direct impact on the operations or financial reporting of the RIC, the aggregate amount of all services provided constitutes no more than five percent of the total amount of revenues paid to the RIC’s auditor by the RIC, its Adviser and any entity controlling, controlled by, or under common control with the Adviser during the fiscal year in which the services are provided; and

(3)	Such services were not recognized by the issuer or RIC at the time of the engagement to be non-audit services; and

(4)	Such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the Board of Directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services which qualify for pre-approval and which it believes are routine and recurring services, and would not impair the independence of the auditor.

The Securities and Exchange Commission’s (the “SEC”) rules and relevant guidance should be consulted to determine the precise definitions of these services and applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by the Fund’s Principal Accounting Officer and/or the Chief Audit Executive of Federated Hermes, Inc., only after those individuals have determined that the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2021 – 0%

Fiscal year ended 2020 - 0%

Percentage of services provided to the registrant’s Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2021 – 0%

Fiscal year ended 2020 – 0%

Percentage of services provided to the registrant’s Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2021 – 0%

Fiscal year ended 2020 – 0%

Percentage of services provided to the registrant’s Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s Adviser, and certain entities controlling, controlled by or under common control with the Adviser:

Fiscal year ended 2021 - $148,584

Fiscal year ended 2020 - $94,021

(h)	The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s Adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5.	Audit Committee of Listed Registrants

Not Applicable

Item 6.	Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.	Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11.	Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable

Item 13. Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(a)(4)(i) Letter from former accountant pursuant to Item 304(a) under Regulation S-K is attached hereto

(a)(4)(ii) Change in Auditor Language Attachment to Letter from former accountant

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Hermes Adviser Series

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date February 25, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date February 25, 2022

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date February 25, 2022